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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) - July 3, 2001

                          Goody's Family Clothing, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

         Tennessee                        0-19526                  62-0793974
--------------------------------------------------------------------------------
(State or other jurisdiction of     Commission file number     (I.R.S. Employer
incorporation or organization)                                  Identification
                                                                Number)

                  400 Goody's Lane, Knoxville, Tennessee 37922
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (865) 966-2000
                                 --------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


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                                Introductory Note

This Current Report on Form 8-K/A (this "Amendment") amends the Current Report on Form 8-K (the "Original Form 8-K") filed by Goody's Family Clothing, Inc., a Tennessee corporation (the "Company"), on May 31, 2001. The sole purpose of this Amendment is to amend Item 7 of the Original Form 8-K to include as an exhibit thereto the loan and security agreement (the "Loan Agreement") dated as of May 31, 2001 among GOODY'S FAMILY CLOTHING, INC., SYDOOG, INC., TREBOR OF TN, INC., GOFAMCLO, INC., GFCFS, LLC, GOODY'S MS, L.P., GOODY'S IN, L.P., GFCTX, L.P., GFCTN, L.P. AND GFCGA, L.P. (each, a Borrower and collectively, the Borrowers) and THE FINANCIAL INSTITUTIONS PARTY HERETO FROM TIME TO TIME (collectively, the Lenders), THE CIT GROUP/BUSINESS CREDIT, INC. (the Agent), and GMAC COMMERCIAL CREDIT LLC (the Co-Agent). A copy of the Loan and Security Agreement is attached hereto as Exhibit 10.90.


ITEM # 7        FINANCIAL STATEMENTS AND EXHIBITS

                (c) Exhibits

                Exhibit No.
                -----------

         10.90    LOAN AND SECURITY  AGREEMENT dated as of May 31, 2001 among
                  GOODY'S FAMILY CLOTHING, INC., SYDOOG, INC., TREBOR OF TN,
                  INC., GOFAMCLO, INC., GFCFS, LLC, GOODY'S MS, L.P., GOODY'S
                  IN, L.P., GFCTX, L.P., GFCTN, L.P. AND GFCGA, L.P. (each, a
                  Borrower and collectively, the Borrowers) and THE FINANCIAL
                  INSTITUTIONS PARTY HERETO FROM TIME TO TIME (collectively, the
                  Lenders), THE CIT GROUP/BUSINESS CREDIT, INC. (the Agent), and
                  GMAC COMMERCIAL CREDIT LLC (the Co-Agent).


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        GOODY'S FAMILY CLOTHING, INC.
                                           (Registrant)

Date:    July 3, 2001                      /s/ Edward R. Carlin
                                           -------------------------------------
                                           Edward R. Carlin
                                           Executive Vice President,
                                           Chief Financial Officer and Secretary
                                           (Principal Financial Officer)


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                                INDEX TO EXHIBITS

Exhibit No.
-----------

         10.90    LOAN AND SECURITY  AGREEMENT dated as of May 31, 2001 among
                  GOODY'S FAMILY CLOTHING, INC., SYDOOG, INC., TREBOR OF TN,
                  INC., GOFAMCLO, INC., GFCFS, LLC, GOODY'S MS, L.P., GOODY'S
                  IN, L.P., GFCTX, L.P., GFCTN, L.P. AND GFCGA, L.P. (each, a
                  Borrower and collectively, the Borrowers) and THE FINANCIAL
                  INSTITUTIONS PARTY HERETO FROM TIME TO TIME (collectively, the
                  Lenders), THE CIT GROUP/BUSINESS CREDIT, INC. (the Agent), and
                  GMAC COMMERCIAL CREDIT LLC (the Co-Agent).


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